                                                                    Exhibit 10.3

     THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                          Right to Purchase __________ Shares of
                                         Common Stock, par value $.001 per share

March 24, 2006

                           IDERA PHARMACEUTICALS, INC.
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, _________________________, or its registered assigns, is entitled to purchase from Idera Pharmaceuticals, Inc., a corporation organized under the laws of the State of Delaware (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, _______________________ (__________) fully paid and nonassessable shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") equal to $0.65. The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and the other warrants of the Company issued pursuant to that certain Common Stock Purchase Agreement, dated as of March 24, 2006, by and among the Company and the other signatories thereto (the "STOCK PURCHASE AGREEMENT").

     This Warrant is subject to the following terms, provisions and conditions:

     1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 7 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "EXERCISE AGREEMENT"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above or, if such date is not a business


                                       1.

date, on the next succeeding business date (such date being referred to as the "Exercise Date"). The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof as soon as possible, and in no event more than ten (10) days, after the Exercise Date (the "DELIVERY PERIOD"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor are to be delivered without a legend, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC TRANSFER"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder (upon payment by the holder of any applicable transfer or withholding taxes) and shall bear a restrictive legend as set forth in Section
8.2 of the Stock Purchase Agreement unless the conditions set forth in Section
8.3 of the Stock Purchase Agreement are met in connection with the exercise. If this Warrant shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     If, at any time, a holder of this Warrant submits this Warrant, an Exercise Agreement and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Agreement, and the Company fails for any reason to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of Warrant Shares to which the holder is entitled upon such exercise (an "EXERCISE DEFAULT"), then the Company shall pay to the holder, as liquidated damages and not a penalty for such Exercise Default (which remedy shall constitute the holder's exclusive monetary remedy), payments ("EXERCISE DEFAULT PAYMENTS") for an Exercise Default in the amount of (a) (N/365), multiplied by (b) the amount by which the Market Price (as defined in Section 4(j) hereof) on the Exercise Date exceeds the Exercise Price in respect of such Warrant Shares, multiplied by
(c) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (d) .12, where N = the number of days from the last day of the Delivery Period to the date that the Company delivers the number of Warrant Shares to which the holder was entitled upon such exercise. The accrued Exercise Default Payment for each calendar month shall be paid in cash to holder by the fifth day of the month following the month in which it has accrued.

     Nothing herein shall limit the holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) hereof, and the holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).


                                       2.

     2. PERIOD OF EXERCISE. This Warrant is immediately exercisable, at any time or from time to time on or after the date six months following the date of initial issuance of this Warrant (the "ISSUE DATE") and before 5:00 p.m., New York City time, on the fifth anniversary of the commencement of such five year period (the "EXERCISE PERIOD"). The Exercise Period shall automatically be extended by one (1) day for each day on which the Company does not have a number of shares of Common Stock reserved for issuance upon exercise hereof at least equal to the number of shares of Common Stock issuable upon exercise hereof.

     3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

          (A) SHARES TO BE FULLY PAID. The Warrant Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Warrant, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, and encumbrances imposed by the Company (other than restrictions on transfer under state and/or federal securities laws).

          (B) RESERVATION OF SHARES. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant.

          (C) LISTING. The Company acknowledges its obligations under Section
5.6 of the Stock Purchaser Agreement.

          (D) CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the rights of the holder against impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          (E) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger or consolidation.

     4. ANTIDILUTION PROVISIONS. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4.

          (A) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number


                                       3.

of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (B) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time, or from time to time after the date of this Warrant shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Exercise Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction:

               (I) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (II) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

          (C) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of Section 4(a) and (b), the number of shares of Common Stock issuable upon exercise of this Warrant at each such Exercise Price shall be adjusted to an amount calculated by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant at such Exercise Price immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (D) ADJUSTMENT FOR REORGANIZATION. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 4(a), 4(b) or 4(e)) (collectively, a "REORGANIZATION"), then, following such Reorganization, the holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the holder would have been entitled to receive pursuant to such Reorganization if such holder had exercised this Warrant immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by


                                       4.

the Company's Board of Directors shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the registered holder, to the end that the provisions set forth in this
Section 4 (including provisions with respect to changes in and other adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidations, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder hereof such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

          (E) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time, or from time to time after the date of this Warrant shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the holder would have been entitled to receive had such holder exercised this Warrant immediately prior to the date of such event and had the holder thereafter, during the Exercise Period, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 4 with respect to the rights of the holder.

          (F) NOTICE OF ADJUSTMENT. Promptly following the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder hereof, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

          (G) NO FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

          (H) OTHER NOTICES. In case at any time:

          (I) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;


                                       5.

               (II) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (III) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (IV) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up at least ten (10) days prior to the record date or the date on which the Company's books are closed in respect thereto and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place at least (20) days prior to such date. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses
(i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder hereof.

          (I) CERTAIN EVENTS. If, at any time during the Exercise Period, any event occurs of the type contemplated by the adjustment provisions of this
Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(h) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant at each such Exercise Price so that the rights of the holder shall be neither enhanced nor diminished by such event.

          (J) CERTAIN DEFINITIONS. "MARKET PRICE," as of any date, (i) means the average of the closing prices for the shares of Common Stock as reported on the American Stock Exchange by Bloomberg Financial Markets ("BLOOMBERG") for the ten
(10) consecutive business days immediately preceding such date, or (ii) if the American Stock Exchange is not the principal trading market for the shares of Common Stock, the average of the reported closing prices reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no closing price for such period, the last sale price reported by Bloomberg for such period, or (iii) if the foregoing do not apply, the last sale price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sale price is so reported for such security, the last closing price of such security as reported by Bloomberg, or (iv) if market value cannot be calculated as of such


                                       6.

date on any of the foregoing bases, the Market Price shall be deemed to be the amount most recently determined by the Company's Board of Directors or an authorized committee of the Company's Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company). The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

     5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

     6. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7. TRANSFER, EXCHANGE, REDEMPTION AND REPLACEMENT OF WARRANT.

          (A) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions and provisions of Section 8.1 of the Stock Purchase Agreement. Each transferee of this Warrant or any portion thereof shall be bound by the selling restrictions set forth in Section 8.1 of the Stock Purchase Agreement, which Section is incorporated herein by reference. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in
Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement, dated as of March 24, 2006, by and between the Company and the other signatories thereto (the "REGISTRATION RIGHTS AGREEMENT").

          (B) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for a reasonable number of new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares (at the Exercise Price therefor) as shall be designated by the holder hereof at the time of such surrender.


                                       7.

          (C) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          (D) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. In the event that one party breaches this Warrant, such party shall pay all of the other party's costs and expenses (including reasonable legal fees) incurred by such other party in connection with the enforcement of such other party's rights hereunder.

          (E) WARRANT REGISTER. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

     8. REGISTRATION RIGHTS. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, to the extent permitted thereunder.

     9. NOTICES. All notices and other communications from the Company to the registered holder of this Warrant in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable overnight courier service to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the registered holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable overnight courier service to the Company at its principal office set forth:

          Idera Pharmaceuticals, Inc.
          345 Vassar Street
          Cambridge, MA 02139
          Telephone: (617) 679-5500
          Attn: Chief Executive Officer

     with a copy simultaneously transmitted by like means to:

          Wilmer Cutler Pickering Hale and Dorr LLP
          60 State Street
          Boston, Massachusetts 02109
          Attn: Stuart Falber
          Facsimile: (617) 526-5000


                                       8.

If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the registered holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered
(i) upon delivery to the party to be notified, (ii) when received by confirmed facsimile, or (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt.

     10. GOVERNING LAW; JURISDICTION. This Warrant shall be governed by and construed in accordance with the laws of the State of New York. The Company and the holder each irrevocably consents to the jurisdiction of the United States federal courts and state courts located in the State of New York, Borough of Manhattan, in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the holder each irrevocably waives any objection to the laying of venue and the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each party further agrees that service of process upon such party mailed by certified or registered mail shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect a party's right to serve process in any other manner permitted by law.

     11. MISCELLANEOUS.

          (A) AMENDMENT OR WAIVER. This Warrant and any provision hereof may only be amended, and any provision of this Warrant may only be waived, by an instrument in writing signed by the Company and the holder hereof.

          (B) DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          (C) TRADING DAY. For purposes of this Warrant, the term "trading day" means any day on which the principal United States securities exchange or trading market where the Common Stock is then listed is open for trading.

          (D) REDEMPTION OF WARRANT BY COMPANY.

               (I) At any time after March 24, 2010, provided that (x) all shares of Common Stock issuable upon exercise of the Warrants are then (A) authorized and reserved for issuance (B) registered under the Securities Act of 1933, as amended, for resale by the holders of the Warrants, and (C) eligible to be traded on a Permitted Exchange (as defined in the Stock Purchase Agreement), and (y) the volume weighted average of the closing prices of the Common Stock as reported on the applicable Permitted Exchange of the Common Stock exceeds 300% of the Exercise Price as in effect on the Issue Date for fifteen (15) or more consecutive trading days immediately prior to the delivery by the Company of a Redemption Notice (as defined below), the Company may elect, upon delivery of at least twenty (20) days' prior written notice (the "REDEMPTION NOTICE") to the holder hereof, to redeem all or a portion of the Warrants for a redemption amount equal to the number of Warrant Shares issuable upon the exercise of all or a


                                       9.

portion of this Warrant that is being redeemed multiplied by $0.01 (the "REDEMPTION AMOUNT"). In the event the Company elects to redeem only some of the outstanding Warrants pursuant to this Section 11(d), such Warrants shall be redeemed pro rata among all the holders of the Warrants based upon the percentage of Warrants held by such holders against the total outstanding Warrants.

               (II) The Company may not deliver a Notice of Redemption unless on or prior to the date of delivery of a Notice of Redemption, the Company shall have segregated on the books and records of the Company an amount of cash sufficient to pay all amounts to which holders of the Warrants that are being redeemed are entitled pursuant to Section 11(d)(i). Any Notice of Redemption delivered shall be irrevocable and shall be accompanied by a statement executed by a duly authorized officer of the Company.

               (III) The Redemption Amount shall be paid to the holder within three (3) business days of the date of redemption set forth in the Notice of Redemption; provided, however, that the Company shall not be obligated to deliver any portion of the Redemption Amount until either this Warrant is delivered to the Company or the holder notifies the Company that the Warrant has been lost, stolen or destroyed and delivers the documentation in accordance with
Section 7(c) hereof. In the event only a portion of this Warrant is being redeemed, the Company shall issue, at its expense, a new Warrant representing the number of shares with respect to which this Warrant shall not then have been redeemed or exercised.

               (IV) Notwithstanding the delivery of a Redemption Notice, the holder may exercise all or a portion of this Warrant subject to such Redemption Notice by the delivery prior to the date of redemption set forth in such notice of an Exercise Agreement pursuant to the procedures set forth in Section 1.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                       10.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                        IDERA PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                       11.

                           FORM OF EXERCISE AGREEMENT

         (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

To:  Idera Pharmaceuticals, Inc.
     345 Vassar Street
     Cambridge, MA 92139
     Telephone: (617) 679-5500
     Attn: Chief Executive Officer

     The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock of Idera Pharmaceuticals, Inc., a corporation organized under the laws of the State of Delaware (the "COMPANY"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

[ ] The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC TRANSFER"), provided that such transfer agent participates in the DTC Fast Automated Securities Transfer program and the certificates are to be delivered without a legend.

[ ] In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

     The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:
       ------------------------------   ----------------------------------------
                                        Signature of Holder

                                        ----------------------------------------
                                        Name of Holder (Print)

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee   Address   No. of Shares
----------------   -------   -------------


, and hereby irrevocably constitutes and appoints ___________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated: ________________, ____

In the presence of


-------------------------------------

                                        Name:
                                              ----------------------------------


                                        Signature:
                                                   -----------------------------
                                        Title of Signing Officer or Agent (if
                                        any):

                                        ----------------------------------------
                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                        Note: The above signature should
                                              correspond exactly with the name
                                              on the face of the within Warrant.